TCW Galileo
Funds, Inc.

This prospectus tells you about the Class I shares of five of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the funds in this prospectus as the Galileo Fixed Income Funds.


TCW Galileo Money Market Fund

TCW Galileo Core Fixed Income Fund

TCW Galileo High Yield Bond Fund

TCW Galileo Mortgage-Backed Securities Fund

TCW Galileo Total Return Mortgage-Backed Securities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


March 1, 2001

[LOGO]

Table of Contents


                                              Page
General Fund Information
Investment Objectives and Principal
Strategies...................................    3

Principal Risks..............................    3

Performance Summary..........................    5

Fund Expenses and Expense
Example......................................    9



 TCW Galileo Money Market Fund
Investment Objectives/Approach...............   10
Main Risks...................................   11



 TCW Galileo Core Fixed Income
 Fund
Investment Objectives/Approach...............   12
Main Risks...................................   13


 TCW Galileo High Yield Bond
 Fund
Investment Objectives/Approach...............   14
Main Risks...................................   15


 TCW Galileo Mortgage-Backed
Securities Fund
Investment Objectives/Approach...............   16
Main Risks...................................   17


 TCW Galileo Total Return
 Mortgage-Backed Securities Fund
Investment Objectives/Approach...............   18
Main Risks...................................   19


Risk Considerations..........................   21
Management of the Funds......................   27
Multiple Class Structure.....................   29

Your Investment
Account Policies and Services................   30
To Open an Account/To Add to an
Account......................................   33
To Sell or Exchange Shares...................   34
Distributions and Taxes......................   36
Financial Highlights.........................   37

 For More Information........................   42

General Fund Information

Investment Objectives and Principal Strategies

All of the Galileo Fixed Income Funds are affected by changes in the economy, or in securities and other markets. Additionally, changes in interest rates will affect not only the current return on the Galileo Fixed Income Funds, but the value of the capital investment will most likely fluctuate up or down. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

TCW Galileo Funds, Inc.                               Investment Objectives                Principal Investment Strategies
 TCW Galileo Money Market Fund               Current income, preservation of capital  Invests in high credit quality, short-term
                                             and liquidity                            money market securities.
 TCW Galileo Core Fixed Income Fund          Maximize current income and achieve      Invests in fixed income securities rated A
                                             above average total return consistent    or higher by Moody's or S&P.
                                             with prudent investment management
                                             over a full market cycle
 TCW Galileo High Yield Bond Fund            Maximize current income and achieve      Invests in high yield bonds, commonly
                                             above average total return consistent    known as "junk" bonds.
                                             with reasonable risk over a full
                                             market cycle
 TCW Galileo Mortgage-Backed Securities      Maximum current income                   Invests in mortgage-backed securities
Fund                                                                                  guaranteed by, or secured by collateral
                                                                                      which is guaranteed by, the United
                                                                                      States Government, its agencies,
                                                                                      instrumentalities or its sponsored
                                                                                      corporations, or private issued mortgage-
                                                                                      backed securities rated Aa or higher by
                                                                                      Moody's or AA or higher by S&P.
 TCW Galileo Total Return Mortgage-          Maximize current income and achieve      Invests in mortgage-backed securities
Backed Securities Fund                       above average total return consistent    guaranteed by, or secured by collateral
                                             with prudent investment management       that is guaranteed by, the United States
                                             over a full market cycle                 government, its agencies,
                                                                                      instrumentalities or its sponsored
                                                                                      corporations, or private issued mortgage-
                                                                                      backed securities rated Aa or higher by
                                                                                      Moody's or AA or higher by S&P.


Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

 .    MARKET RISK

     There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .    SECURITIES SELECTION RISK

     There is the possibility that the specific securities held in a Fund's portfolio will underperform the other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

Because the Galileo Funds described in this prospectus are fixed income funds, each Fund may also be subject (in varying degrees) to the following additional risks:

 .    CREDIT RISK

     There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt. The High Yield Bond Fund is subject to great credit risk because it invests in high yield bond funds, which are commonly referred to as "junk bonds." The Core Fixed Income Fund is subject to credit risk because it invests to some degree in below investment grade fixed income securities.

 .  INTEREST RATE RISK

 There is the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Core Fixed Income, High Yield Bond, Total Return Mortgage-Backed Securities, and Mortgage-Backed Securities Funds, because each Fund may hold securities with long terms to maturity.

 In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by the Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities Funds can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by these Funds can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

 .  JUNK BONDS

     These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The High Yield Bond Fund primarily invests in below investment grade corporate securities. The Core Fixed Income Fund may invest in debt instruments rated below investment grade.

 .    FOREIGN INVESTING RISK

     There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes and lack of adequate company information. The Core Fixed Income and High Yield Bond Funds are subject to foreign investing risk because these Funds may invest a portion of their assets in foreign company securities. If they invest in "emerging markets," and they may, the risk is even more pronounced. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the Core Fixed Income and High Yield Bond Funds may hold various foreign currencies, the value of the net assets of these Funds as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

Principal Risks

 .    LIQUIDITY RISK

     There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Each Fund (except the Money Market
     Fund) is subject to liquidity risks because it invests in high yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity.

Each Fund may be more susceptible to some of these risks than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 21.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The value of the other Galileo Fixed Income Funds will fluctuate in value.

Performance Summary

The two tables below show each Fund's annual returns and its long-term performance with respect to its Class I shares. The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities market index. Both tables assume reinvestment of dividends and distributions. Except for the Money Market and Total Return Mortgage-Backed Securities Funds, the performance information includes performance of the predecessor limited partnership of each Fund, which were managed by an affiliate of TCW Investment Management Company, using the same investment strategy as the Funds. The performance of the partnerships were calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnerships were not registered under the Investment Company Act of 1940 ("1940") and, therefore, were not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnerships had been registered under the 1940 Act their performance could have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                         Year by year total return (%)
                         as of December 31 each year*

                         TCW Galileo Money Market Fund



                       6.36%    3.91%     2.97%     3.91%     5.75%    5.14%    5.33%    5.25%    4.91%    6.14%


                       1991     1992      1993      1994      1995     1996     1997     1998     1999     2000


*The Fund's total
return for the
period October
31, 2000 to
December 31,
2000 is 1.05%

The Fund's 7
day  simple
yield was
6.25% and its
7-day
compounded
yield was
6.46% as of
December 29,
2000.

TCW Galileo
 Core Fixed
Income Fund


                      16.10%    6.60%    10.65%    -7.73%    18.08%    2.03%   8.90%     9.04%   -0.86%    7.76%


                       1991      1992      1993      1994      1995      1996      1997      1998     1999     2000


*The Fund's total
return for the
period October
31, 2000 to
December 31,
2000 is 3.42%

TCW Galileo
 High  Yield
 Bond Fund

              30.97%    15.51%    15.48%    -0.34%    15.95%    11.96%   12.28%    2.27%    4.31%   -6.82%


               1991      1992      1993      1994      1995      1996     1997     1998     1990     2000

*The Fund's total return for the period October 31, 2000
 to December 31, 2000 is -2.35%

TCW Galileo
  Mortgage-
   Backed
 Securities
    Fund



              11.13%     6.59%     4.57%    -0.44%    11.58%     7.31%    6.81%    4.09%    5.61%    7.34%




               1991      1992      1993      1994      1995      1996     1997     1998     1999     2000


The Fund's total
return for the
period October
31, 2000 to
December 31,
2000 is 1.71%


           TCW Galileo Total Return Mortgage-Backed Securities Fund



                  -6.20%    20.80%   5.10%   11.90%    7.23%   -0.46%   13.45%


                   1994     1995     1996     1997     1998     1999     2000


*The Fund's total
return for the
period October
31, 2000 to
December 31,
2000 is 4.53%



 Best and worst quarterly performance during
                  this period

    Fund                                          Performance
 .  Money Market Fund
    Quarter ending June 30, 1989                  2.38% (Best)
    Quarter ending December 31, 1993              0.72% (Worst)
 .  Core Fixed Income Fund
    Quarter ending June 30, 1995                  5.93% (Best)
    Quarter ending March 31, 1994                -4.54% (Worst)
 .  High Yield Bond Fund
    Quarter ending March 31, 1991                11.94% (Best)
    Quarter ending September 30, 1990            -5.32% (Worst)
    Mortgage-Backed Securities Fund
    Quarter ending March 31, 1995                 3.37% (Best)
    Quarter ending June 30, 1994                 -1.18% (Worst)
 .  Total Return Mortgage-Backed Securities
Fund
    Quarter ending June 30, 1995                  6.81% (Best)
    Quarter ending June 30, 1994                 -4.78% (Worst)

                                                                                 From
                                                                              Inception
Average annual total return as of                                                 or
December 31                                        1 year       5 years        10 years
 .  Money Market Fund                                6.14%        5.35%          4.96%*
    Salomon Brothers 3-Month T-Bill Index           5.97%        5.25%          4.87%*
 .  Core Fixed Income Fund                           7.76%        5.30%          6.80%*
    Lehman Brothers Aggregate Bond
    Index                                          11.63%        6.46%          7.96%*
 .  High Yield Bond Fund                            -6.82%        4.56%          9.70%*
    Salomon Brothers High Yield Cash Pay
    Index                                          -4.42%        4.77%         10.78%*
 .  Mortgage-Backed Securities Fund                  7.34%        6.23%          6.42%*
    Salomon Brothers 1-Year Treasury
    Index                                           7.10%        5.79%          5.69%*
 .  Total Return Mortgage-Backed
    Securities Fund                                13.45%        7.33%          7.04%
    Lehman Brothers Mortgage-Backed
    Securities Index                               11.17%        6.91%          6.79%

*Represents the 10 year return.

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund Operating Expenses are paid out of Fund assets, so their effect is included in the share price. The Class I shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees.

FEE TABLE

                                                                                                            Total Return
                                                                                                           --------------
                                                               Core          High          Mortgage-          Mortgage-
                                                             --------      ---------     -------------     --------------
                                                Money         Fixed          Yield           Backed            Backed
                                              --------       --------      ---------     -------------     --------------
                                               Market         Income         Bond          Securities        Securities
                                              --------       --------      ---------     -------------     --------------
Shareholder Transaction Fees

 1)  Redemption Fees.......................      None          None           None              None              None
 2)  Exchange Fees.........................      None          None           None              None              None
 3)  Contingent Deferred Sales Load........      None          None           None              None              None
 4)  Maximum Sales Charge (Load) on........      None          None           None              None              None
  Reinvested Dividends
 5)  Maximum Sales Charge (Load) on........      None          None           None              None              None
  Purchases


Annual Fund Operating Expenses

   Management Fees.........................      0.25%         0.40%          0.75%             0.50%/1/          0.50%
   Distribution (12b-1) Fees...............      None          None           None              None              None
   Other Expenses..........................      0.13%         0.41%          0.16%             0.27%             0.27%
   Total Annual Fund Operating Expenses....      0.38%         0.81%/1/       0.91%             0.77%/1/          0.77%

/1/The Adviser voluntarily agreed to reduce its fee or to pay the operating Expenses of the Fund to reduce Annual Fund Operating Expenses to 0.62% of Net Assets through October 31, 2000.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                            1 Year  3 Years  5 Years   10 Years
 Money Market..............................   $39     $122     $213     $  480
 Core Fixed Income.........................    81      259      450      1,002
 High Yield Bond...........................    93      290      504      1,120
 Mortgage-Backed Securities................    79      246      428        954
 Total Return Mortgage-Backed Securities...    79      246      428        954

TCW Galileo Money Market Fund

Investment Objectives/Approach

The Fund seeks current income, preservation of capital and liquidity. To pursue these goals, it invests in high credit quality, short-term money market securities. The Fund also seeks to maintain a constant net asset value of $1.00 per share. To pursue this goal, the Fund invests in money market instruments that have remaining maturities of 397 days or less (and an average portfolio maturity of 90 days or less on a dollar-weighted basis).

If the Fund's board believes that any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take steps to eliminate or reduce these consequences. These steps include:

     .    selling portfolio securities prior to maturity.

     .    shortening the average maturity of the portfolio.

     .    withholding or reducing dividends.

     .    redeeming shares in kind.

     . utlizing a net asset value per share determined by using available market quotations.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Main Risks

This portfolio generally has the least investment risk of the TCW Galileo Funds because it invests in securities that have high credit ratings.

The two primary risks affecting this Fund are "credit risk" and "interest rate risk." Credit risk refers to the likelihood that the Fund could lose money if a money market issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an investment, or goes bankrupt. This Fund invests primarily in securities that have limited susceptibility to this risk. Interest rate risk refers to the possibility that the value of the Fund's portfolio investment may fall since fixed income securities generally fall in value when interest rates rise. Short-term money market instruments generally are affected less by changes in interest rates than fixed income securities with longer terms to maturity.

TCW Galileo Core Fixed Income Fund

Investment Objectives/Approach

The Fund seeks to provide maximum current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in fixed income securities rated A or higher by Moody's or S&P. These securities include U.S. Government obligations, bonds, notes, debentures, mortgage-backed securities, asset-backed securities, foreign securities (government and corporate) and other securities bearing fixed or variable interest rates of any maturity.

Concepts to understand
----------------------

Duration is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities, which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their values even more volatile than they were when acquired.

                      In managing the Fund's investments, the Adviser uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets. These components include:

                      .  security selection within a given sector

                      .  relative performance of the various market sectors

                      .  the shape of the yield curve

                      .  fluctuations in the overall level of interest rates

                      The Adviser also utilizes active asset allocation in managing the Fund's investments and monitors the duration of the Fund's portfolio securities to mitigate the Fund's exposure to interest rate risk.

The Fund may invest some assets in options, futures and foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may also be used to increase returns; however, such practices sometimes may reduce returns or increase volatility. The Fund may also invest some assets in interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may reduce returns or increase volatility and be very sensitive to changes in interest rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                      Mark L. Attanasio, Philip A. Barach
                      and Jeffrey E. Gundlach are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), "foreign investing risk" and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund invests primarily in high credit quality securities that have limited susceptibility to this risk. A portion of the Fund's assets, however, will be invested in low credit quality securities, which may make the Fund more susceptible to credit risk. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations and stripped mortgage securities. Its holding of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgage sooner than anticipated when interest rates go down. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:


 .  a lack of political or economic stability

 .  foreign controls on investment and changes in currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because the Fund invests in below investment grade fixed income securities and foreign securities, it is more susceptible to liquidity risks than funds that invest in higher quality investments or do not invest in foreign securities.

TCW Galileo High Yield Bond Fund

Investment Objectives/Approach

The Fund seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in high yield/below investment grade bonds, commonly known as "junk" bonds. It also invests in other high yield fixed income securities, including convertible and nonconvertible debt securities and convertible and non-convertible preferred stocks.

Concepts to understand
----------------------

Junk bonds are bonds that have a credit rating of BB or lower by rating agencies such as Moody's Investors Service, Inc. and Standard & Poor's Corporation. These bonds are often issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. In the event of a prepayment problem by the issuer of these bonds, they will only be paid if there is anything left after the payment of senior debt, such as bank loans and investment grade bonds.

Junk bonds are considered to be mostly speculative in nature. This gives the Fund more credit risk than the other Galileo Fixed Income Funds, but also gives it the potential for higher returns.

                    In managing the Fund's investments, the Adviser places emphasis on securities at the lower-risk end of the high yield bond/below investment grade spectrum. These securities are issued by companies that the Adviser believes have stable to improving business prospects. The Adviser's investment approach also emphasizes consistent and high current income. It attempts to reduce the Fund's investment risk through diversification and by analysis of:

                    .  each issuer

                    . each issuer's ability to make timely payments of principal and interest

                    .  broad economic trends and corporate developments



The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                    James M. Hassett, Mark D. Senkpiel, and Melissa V. Weiler are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk," "liquidity risk" and, to a lesser extent, "foreign investing risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund is subject to high credit risk, because it invests primarily in high yield/below investment grade bonds. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because high yield bonds may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicate that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Mortgage-Backed Securities Fund

Investment Objectives/Approach

The Fund seeks to maximize current income. To pursue this goal, the Fund invests primarily in short-term mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P.

Concepts to understand
----------------------

Duration is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their value even more volatile than they were when acquired.

Weighted average duration is the average duration of the securities in the portfolio weighted by market value.

Weighted average reset frequency is the average time to the next coupon reset date of the floating rate securities in the portfolio weighted by market value.

                    The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in mortgage-backed securities which are guaranteed by, or secured by collateral which is guaranteed by, Federal Agencies. In managing the Fund's investments, the Adviser seeks to construct a portfolio with a weighted average duration for fixed rate securities and a weighted average reset frequency for floating rate securities of no more than two years.

The Fund may invest some assets in inverse floaters and interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                    The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                    Philip A. Barach, Jeffrey E. Gundlach and Frederick H. Horton are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Its holdings of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated when interest rates go down. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

TCW Galileo Total Return Mortgage-Backed Securities Fund

Investment Objectives/Approach

The Fund seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue these goals, the Fund invests primarily in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P.

Concepts to understand
----------------------

Duration is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their value even more volatile than they were when acquired.

Weighted average duration is the average duration of the securities in the portfolio weighted by market value.

Weighted average reset frequency is the average time to the next coupon reset date of the floating rate securities in the portfolio weighted by market value.

                         The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in mortgage-backed securities which are guaranteed by, or secured by collateral which is guaranteed by Federal Agencies. In managing the Fund's investments, the Adviser seeks to construct a portfolio with a weighted average duration for fixed rate securities and a weighted average reset frequency for floating rate securities of no more than eight years.

The Fund may invest some assets in inverse floaters and interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.


                         Philip A. Barach, Jeffrey E. Gundlach
                          and Frederick H. Horton are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possiblity that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Liquidity risk refers to the possiblity that the Fund may lost money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

General Investment Risk
-----------------------

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. This is also true for funds that invest primarily in fixed income securities. High credit quality investments also react in value to interest rate changes.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer and the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

                         Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters and interest-only securities) behave similarly to leveraged instruments.

The Adviser may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.


Fixed Income Securities
-----------------------


                         Fixed income securities are subject to two primary types of risk: credit risk and interest rate risk.

                         "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrades.


                         The High Yield Bond portfolio consists primarily of below investment grade corporate securities that are commonly known as junk bonds. In addition, the Core Fixed Income Fund may invest in debt instruments rated below investment grade. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. These securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"Interest rate risk" refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of currency exchange or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.


Foreign Investing
-----------------


Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk.
While the price of a Fund's shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market's local currency to purchase a
security in that market.   If the value of that local currency falls relative to
the U.S. dollars, the U.S. dollar value of the foreign security will decrease.

                         As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

                         Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds may hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Core Fixed Income Fund is authorized to enter into certain foreign currency futures and forward contracts. However, a Fund is not obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

With respect to the Core Fixed Income Fund, the forward currency market for the purchase or sale of U.S. dollars in some countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly as regards forward contracts for local currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Credit and Market Risks of Mortgage-Backed Securities0 . The investments by Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because


Mortgage-Backed Securities
--------------------------


Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders.

                         of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from these securities but are reflected in Fund's net asset value. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

                         Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Because mortgage-backed securities may be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities, such as inverse floaters, and interest-only securities, suffered periods of illiquidity if disfavored by the market.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or "pay-off" the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Stripped Mortgage Securities. Part of the investment strategy of the Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities Funds involves interest-only Stripped Mortgage Securities. These investments may be highly sensitive to changes in interest and tend to be less liquid than other CMOs. In addition, prepayments of the underlying mortgages likely would lower the Funds' returns from stripped securities they hold.

Inverse Floaters. The Mortgage-Backed and Total Return Mortgage-Backed Securities Funds invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as London Interbank Offered Rate (LIBOR) or 11th District Cost of Funds index (COFI). Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may behave like a security that is leveraged since its interest rate usually varies by a magnitude much greater than the magnitude of the change in the index rate of interest. The "leverage-like" characteristics inherent in inverse floaters are associated with greater volatility in their market prices.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Asset-Backed Securities. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Certain of the Funds will invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 2000 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro,

European Economic and Monetary Union
                  ------------------

                         Many European contries have adopted or are in the process of adopting a single European currency, referred to as the euro. The consequences of the euro conversion are unclear and may adversely affect the value and/or increase the volatility of securities held by a Fund.

                         Certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

                         Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected:
                         (i) if the euro, or EMU as a whole does not take effect as planned; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

Management of the Funds

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2000, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $80 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:

  Portfolio Manager(s)        Business Experience During Last Five Years*
Mark L. Attanasio        Group Managing Director and Chief Investment Officer-
                         Below Investment Grade Fixed Income, the Adviser, TCW
                         Asset Management Company and Trust Company of the West.

Philip A. Barach         Group Managing Director and Chief Investment Officer-
                         Investment Grade Fixed Income, the Adviser, TCW Asset
                         Management Company and Trust Company of the West.
Jeffrey E. Gundlach      Group Managing Director and Chairman Multi-Strategy
                         Fixed Income Committee, the Adviser, TCW Asset
                         Management Company and Trust Company of the West.
James M. Hassett         Managing Director, the Adviser, TCW Asset Management
                         Company and Trust Company of the West.
Frederick H. Horton      Managing Director, the Adviser, TCW Asset Management
                         Company and Trust Company of the West.
Mark D. Senkpiel         Managing Director, the Adviser, TCW Asset Management
                         Company and Trust Company of the West.
Melissa V. Weiler        Managing Director, the Adviser, TCW Asset Management
                         Company and Trust Company of the West.

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

              Fund                            Annual Management Fee (As Percent of Average Net Asset Value)
 Money Market                                                                                          0.25%
 Core Fixed Income                                                                                     0.40%
 High Yield Bond                                                                                       0.75%
 Mortgage-Backed Securities                                                                            0.50%*
 Total Return Mortgage-Backed Securities                                                               0.50%


*The Adviser has voluntarily waived a portion of its advisory fee reducing it to 0.35% through December 31, 2001.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

Multiple Class Structure

Each Fund currently offers two classes of shares, Class I shares and Class N shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent generally prior to 8:00 a.m. Eastern time on the next day. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's Board.

Minimums

                                   Initial     Additional     IRA     Additional
                                                                         IRA
  All Fixed Income Funds           $ 25,000    $   5,000      $2,000    $ 500

TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

 .  amounts of $100,000 or more

 . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

 . requests to send the proceeds to a payee or address different than what is on our records

A Medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.

Check writing privilege

You may request checks which may be drawn on your Money Market Fund account. These checks may be drawn in amounts of $1,000 or more, may be made payable to the order of any person and may be cashed or deposited. You can set up this service with your New Account Form or by calling 800-248-4486.

Exchange privilege

You can exchange from one Class I Galileo Fund into another. You must meet the investment minimum for the Fund you are exchanging into. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $25,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice. If your account with the Money Market Fund drops below $10,000 as a result of redemptions and or exchanges, the Fund may close your account and send you the proceeds upon 30 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

Large Redemption Amounts
------------------------

The Fund also reserves the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

            Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

            . refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

            . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

            . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

                 TO OPEN AN ACCOUNT                                      TO ADD TO AN ACCOUNT
In Writing

Complete the New Account Form. Mail your New
Account Form and a check made payable to TCW
Galileo ________ Fund to:

                  Via Regular Mail
TCW Galileo Funds, Inc.                                (Same, except that you should include a note specifying
PFPC Inc.                                              the Fund name, your account number, and the name(s)
P.O. Box 8909                                          your account is registered in.)
Wilmington, DE  19899-8909

 Via Express, Registered or Certified Mail
TCW Galileo Funds, Inc.
c/o  PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE  19809

By Telephone

Please contact the Investor Relations Department at
(800) FUND TCW (386-3829) for a New Account Form.

Wire: Have your bank send your investment to:          (Same)

PNC Bank, Philadelphia PA
ABA No. 031-0000-53
Account No.  86-1282-4023
FBO TCW Galileo ______ Fund
(Name on the Fund Account)
(Fund Account Number)

Via Exchange

Call the Transfer Agent at (800) 248-4486 or the Investor Relations Department at
(800) FUND TCW (386-3829). The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486, the Investor Relations Department at TCW Galileo Funds at
(800) FUND TCW (386-3829) or your investment representative at TCW Galileo
Funds.

                   TO SELL OR EXCHANGE SHARES
Busy Mail

Write a letter of instruction that includes:
 . your name(s) and signature(s) as they appear on the
  account form
 . your account number
 . the Fund name
 . the dollar amount you want to sell or exchange
 . how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies and Services--Selling
Shares").

Mail your letter of instruction to:

                    Via Regular Mail
TCW Galileo Funds, Inc.
PFPC Inc.
P.O. Box 8909
Wilmington, DE  19899-8909

Via Express, Registered or Certified Mail
TCW Galileo Funds, Inc.
c/o PFPC Inc.
400 Bellvue Parkway, Suite 108
Wilmington, DE  19809

By Telephone

Be sure the Fund has your bank account information on file.
Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address fo record. Any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $25,000
($10,000--the Money Market Fund only) or more.
Systematic Withdrawal plans are subject to a minimum annual withdrawal of $500.

                 To reach the Transfer Agent at PFPC Inc., call toll free in the U.S.
                 (800) 248-4486
                 Outside the U.S.
                 (302) 791-3535 (collect)

                 To reach your investment representative or the Investor Relations Department at TCW Galileo Funds, call toll free in the U.S.

                 (800) 386-3829

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of each Fund except the Money Market Fund will be declared and paid monthly. Dividends from net investment income for the Money Market Fund will be declared and paid each weekday exclusive of days the New York Stock Exchange or the Fund's custodian bank is closed. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Funds qualify as regulated investment companies and distribute to shareholders all of their net investment income and net capital gains, the Funds are relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. ``Total return'' shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Money Market Fund

                                                               Year Ended October 31
                                                     -----------------------------------------------------------------------
                                                         2000          1999           1998              1997           1996
 Per-Share Data ($)
 Net asset value, beginning of year                  $   1.00       $   1.00      $    1.00         $    1.00      $    1.00
 Investment operations:                              -----------------------------------------------------------------------
 Investment income--net                                0.0579         0.0434         0.0519            0.0516         0.0509
 Distributions:                                      -----------------------------------------------------------------------
 Dividends from net investment income                 (0.0579)       (0.0434)       (0.0519)          (0.0516)       (0.0509)
                                                     -----------------------------------------------------------------------
 Net asset value, end of year                        $   1.00       $   1.00      $    1.00         $    1.00      $    1.00

 Total return                                            5.94%          4.85%          5.31%             5.29%          5.21%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)               $232,175       $261,300      $ 242,451         $ 222,771      $ 233,671

 Ratio of expenses to average net assets                 0.38%          0.38%          0.40%/1/          0.40%/1/       0.40%/1/
 Ratio of net income to average net assets               5.80%          4.76%          5.19%             5.17%          5.04%

/1/The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.40% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.41% for the fiscal year ended October 31, 1998, 0.40% for the fiscal year ended October 31 and 1997 and 0.44% for the fiscal year ended October 31, 1996.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Core Fixed Income Fund

                                                                            Year Ended October 31
                                                            -----------------------------------------------------
                                                               2000        1999        1998       1997       1996
 Per-Share Data ($)
 Net asset value, beginning of year                         $  9.42   $    9.89    $   9.62    $  9.45    $  9.61
 Investment operations:                                     -----------------------------------------------------
 Investment income--net                                        0.57        0.57        0.55       0.58       0.55
 Net realized and unrealized gain (loss) on investments       (0.21)      (0.50)       0.29       0.19      (0.16)
                                                            -----------------------------------------------------
 Total from investment operations                              0.36        0.07        0.84       0.77       0.39
 Distributions:                                             -----------------------------------------------------
 Dividends from net investment income                         (0.55)      (0.54)      (0.57)     (0.60)     (0.55)
 Net asset value, end of year                               $  9.23   $    9.42    $   9.89    $  9.62    $  9.45

 Total return (%)                                              3.97%       0.69%       9.02%      8.45%      4.26%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                      $73,290   $  70,666    $162,996    $19,368    $25,006

 Ratio of expenses to average net assets                       0.81%       0.58%/1/    0.62%      0.93%      0.76%
 Ratio of net income to average net assets                     6.10%       5.83%       5.60%      6.13%      5.85%
 Portfolio turnover rate                                     107.59%     136.63%     272.77%    142.96%    238.73%

/1/The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund to the average of the total expense rates as reported by Lipper Analytical Services, Inc. for the Fund's investment objective which is subject to change on a monthly basis through October 31, 2000. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.59% for the year ended October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. ''Total return'' shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo High Yield Bond Fund

                                                                           Year Ended October 31
                                                           ----------------------------------------------------
                                                               2000       1999       1998       1997       1996
 Per-Share Data ($)
 Net asset value, beginning of year                        $   8.85   $   9.20   $  10.11   $   9.77   $   9.74
 Investment operations:                                    ----------------------------------------------------
 Investment income--net                                        0.84       0.80       0.88       0.91       0.89
 Net realized and unrealized gain (loss) on investments       (0.97)     (0.37)     (0.74)      0.34       0.03
                                                           ----------------------------------------------------
 Total from investment operations                             (0.13)      0.43       0.14       1.25       0.92
 Distributions:
 Dividends from net investment income                         (0.86)     (0.78)     (0.89)     (0.91)     (0.89)
 Dividends in excess of net investment income                 (0.04)        --      (0.01)        --         --
 Dividends from net realized gains on investments                --         --      (0.15)        --         --
                                                           ----------------------------------------------------
 Total Distributions                                          (0.90)     (0.78)     (1.05)     (0.91)     (0.89)
 Net asset value, end of year                              $   7.82   $   8.85   $   9.20   $  10.11   $   9.77
 Total return                                                (1.77)%      4.60%      1.18%     13.26%      9.92%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                     $195,986   $188,098   $165,702   $208,761   $183,815
 Ratio of expenses to average net assets                       0.91%      0.90%      0.85%      0.83%      0.90%
 Ratio of net income to average net assets                     9.80%      8.60%      8.89%      9.10%      9.21%
 Portfolio turnover rate                                      64.29%    128.15%     92.24%    109.45%     82.56%

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. ''Total return'' shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Mortgage-Backed Securities Fund

                                                                          Year Ended October 31
                                                           ---------------------------------------------------
                                                                2000        1999      1998      1997      1996
 Per-Share Data ($)
 Net asset value, beginning of year                        $    9.59   $    9.60   $  9.70   $  9.67   $  9.58
 Investment operations:                                    ---------------------------------------------------
 Investment income--net                                         0.60        0.59      0.35      0.58      0.51
 Net realized and unrealized gain (loss) on investments        (0.02)      (0.09)     0.10      0.05      0.22
 Total from investment operations                               0.58        0.50      0.45      0.63      0.73
 Distributions:                                            ---------------------------------------------------
 Dividends from net investment income                          (0.42)      (0.51)    (0.11)    (0.38)    (0.46)
 Dividends in excess of net investment income                  (0.15)         --        --     (0.22)    (0.18)
 Dividends from paid-in-capital                                   --          --     (0.44)       --        --
                                                           ---------------------------------------------------
 Total Distributions                                           (0.57)      (0.51)    (0.55)    (0.60)    (0.64)
 Net asset value, end of year                              $    9.60   $    9.59   $  9.60   $  9.70   $  9.67
 Total return                                                   6.21%       5.36%     4.73%     6.71%     7.86%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                     $  60,925   $  53,496   $43,639   $53,307   $61,835
 Ratio of expenses to average net assets                    0.62%/1/    0.75%/1/      0.83%     0.77%     0.69%
 Ratio of net income to average net assets                      6.26%       6.10%     3.61%     6.00%     5.34%
 Portfolio turnover rate                                       27.97%      53.48%    68.40%   109.91%    54.10%

/1/ The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.77% and 0.80% for the years ended October 31, 2000 and 1999, respectively.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. ''Total return'' shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Total Return Mortgage-Backed Securities Fund

                                                                         Year Ended October 31
                                                           -------------------------------------------------
                                                              2000      1999       1998      1997       1996
 Per-Share Data ($)
 Net asset value, beginning of year                        $  8.96   $  9.76   $   9.91   $  9.56   $   9.56
 Investment operations:                                    -------------------------------------------------
 Investment income--net                                       0.59      0.62       0.84      0.75       0.68
 Net realized and unrealized gain (loss) on investments       0.12     (0.60)     (0.07)     0.32       0.02
                                                           -------------------------------------------------
 Total from investment operations                             0.71      0.02       0.77      1.07       0.70
 Distributions:
 Dividends from net investment income                        (0.45)    (0.62)     (0.86)    (0.72)     (0.68)
 Dividends in excess of net investment income                (0.15)    (0.20)     (0.01)       --      (0.02)
 Dividends from net realized gains on investments               --        --      (0.05)       --         --
                                                           -------------------------------------------------
 Total Distributions                                         (0.60)    (0.82)     (0.92)    (0.72)     (0.70)
 Net asset value, end of year                              $  9.07   $  8.96   $   9.76   $  9.91   $   9.56
 Total return                                                 8.32%     0.20%      8.20%    11.66%      7.69%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                     $71,115   $90,275   $101,501   $81,442   $112,260
 Ratio of expenses to average net assets                      0.77%     0.69%      0.70%     0.67%      0.68%
 Ratio of net income to average net assets                    6.63%     6.62%      8.52%     7.77%      7.15%
 Portfolio turnover rate                                      8.44%    28.07%     27.95%    16.01%     39.28%

For More Information


For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Galileo Funds, Inc.
PFPC Inc.
P.O. Box 8909
Wilmington, DE  19899-8909

On the Internet:

TCW GALILEO FUNDS, INC.
www.tcwgroup.com

You may visit the SEC's website at http://www.sec.gov to view text-only versions of Fund documents filed with the SEC. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-942-9080) or by sending your request and a duplicating fee to the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549-0102 or by electronic request at the following e-mail address: www.publicinfo@sec.gov.

TCW Galileo Funds, Inc.

                             SEC file number: 811-7170

                             More information on the Fund is available free upon request, including the following:

                             Annual / Semi-Annual Report

                             Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's portfolio manager discussing recent market conditions, economic trends and Fund strategies.

                             Statement of Additional Information (SAI)

                             Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.



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